CREDIT SERVICES ORGANIZATION	12 Months Ended
Dec. 31, 2018
Guarantees [Abstract]
CREDIT SERVICES ORGANIZATION
CREDIT SERVICES ORGANIZATION
The CSO fee receivable amounts under our CSO programs were $14.3 million and $14.5 million at December 31, 2018 and December 31, 2017, respectively. As noted, we bear the risk of loss through our guarantee to purchase any defaulted customer loans from the lenders. The terms of these loans range from six to 18 months. This guarantee represents an obligation to purchase specific loans that go into default. (See Note 1, "Significant Accounting Policies and Nature of Operations" for a description of our accounting policies). As of December 31, 2018 and December 31, 2017, the maximum amount payable under all such guarantees was $66.9 million and $65.2 million, respectively. If we are required to pay any portion of the total amount of the loans we have guaranteed, we will attempt to recover some or the entire amount from the customers. We hold no collateral in respect of the guarantees. We estimate a liability for losses associated with the guaranty provided to the CSO lenders using assumptions and methodologies similar to the allowance for loan losses, which we recognize for our consumer loans. Our liability for incurred losses on CSO loans guaranteed by the Company was $12.0 million and $17.8 million at December 31, 2018 and December 31, 2017, respectively.

We have placed $17.2 million and $17.9 million in collateral accounts for the lenders at December 31, 2018 and December 31, 2017, respectively, which is reflected in "Prepaid expenses and other" in the Consolidated Balance Sheets. The balances required to be maintained in these collateral accounts vary by lender but are typically based on a percentage of the outstanding loan balances held by the lender. The percentage of outstanding loan balances required for collateral is negotiated between us and each such lender.